UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 11, 2019

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15663	75-2847135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 469-522-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	ARL	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 5 - Corporate Governance and Management

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 11, 2019, the Annual Meeting of Stockholders of American Realty Investors, Inc. (“ARL” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated November 5, 2019, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of November 4, 2019, a total of 15,997,076 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Name	No. of Votes For	% For	No. of Votes Withheld	No. of Votes Abstained	Broker Non- Votes
Henry A. Butler	15,377,996	96.13%	30,221	-	884
Robert A. Jakuszewski	15,306,899	95.68%	101,318	-	884
Ted R. Munselle	15,356,477	95.99%	51,740	-	884
Raymond D. Roberts, Sr.	15,275,067	95.46%	133,150	-	884

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The only other matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2019, and any interim period. A total of 15,399,173 votes were cast FOR, 5,641 votes were cast AGAINST, and 4,287 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The Annual Meeting of the Board of Directors was held on the following day, December 12, 2019. At such meeting, Henry A. Butler was reelected Chairman of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 13, 2019

AMERICAN REALTY INVESTORS, INC.

	By:	/s/ Daniel J. Moos
Daniel J. Moos
President and
Chief Executive Officer